Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 17. Income Taxes

Geographic sources of income (loss) before income taxes are as follows for the years ended December 31 (in thousands):

	2016	2015	2014
United States	$5,406	$(3,165)	$(7,733)
China	22,826	18,420	5,832
Turkey	(8,564)	(4,552)	(3,962)
Mexico	1,169	956	140
Total	$20,837	$11,659	$(5,723)

The income tax provision includes U.S. federal, state, and local taxes, Turkey, China and Mexico taxes currently payable and those deferred because of temporary differences between the financial statement and the tax bases of assets and liabilities. The components of the provision for income taxes for the years ended December 31 are as follows (in thousands):

	2016	2015	2014
Current:
U.S. federal	$—	$(51)	$80
U.S. state and local taxes	(196)	55	282
Foreign	9,973	4,738	1,581
Total current	9,777	4,742	1,943
Deferred:
U.S. federal	51	—	—
U.S. state and local taxes	—	—	—
Foreign	(2,833)	(765)	(1,018)
Total deferred	(2,782)	(765)	(1,018)
Total provision	$6,995	$3,977	$925

The following is a reconciliation between the U.S. statutory income tax rate and the Company’s income tax provision for the years ended December 31:

	2016	2015	2014
United States statutory income tax rate (benefit)	34.0%	34.0%	(34.0)%
Foreign rate differential	5.3	(23.9)	(8.8)
Foreign permanent differences	2.4	4.1	0.0
China rate change	(4.8)	0.0	0.0
Withholding taxes	6.8	3.4	6.8
Foreign tax credits	(7.9)	0.0	0.0
Valuation allowance	(14.3)	17.3	64.8
State taxes	(0.6)	0.5	3.6
Deferred tax adjustments	(0.1)	2.3	(13.3)
Research and development	(3.0)	(3.0)	(2.2)
U.S. foreign income inclusions	2.0	—	—
Nondeductible interest expense	11.5	—	—
Other	2.3	(0.6)	(0.7)
Total expense	33.6%	34.1%	16.2%

U.S. income taxes have not been provided on $42.0 million of undistributed earnings as of December 31, 2016 of foreign subsidiaries over which the Company has sufficient influence to control the distribution of such earnings, and has determined that such earnings have been reinvested indefinitely. Should the Company elect in the future to repatriate a portion of the foreign earnings so invested, the Company could incur income tax expense on such repatriation, net of any available deductions and foreign tax credits. This would result in additional income tax expense beyond the computed expected provision in such periods. In addition, the Company’s ability to repatriate funds from China to the United States is subject to a number of restrictions imposed by the Chinese government. The amount of unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries and foreign corporate joint ventures that are essentially permanent in duration is not easily determinable.

The following is a summary of the components of deferred tax assets and liabilities at December 31 (in thousands):

	2016	2015	2014
Deferred tax assets:
Net operating loss and credit carry forwards	$25,354	$32,294	$34,961
Deferred revenue	5,373	6,563	5,084
Non-deductible accruals	8,316	4,825	3,028
Equity compensation	3,503	—	—
Equity investment	633	653	692
Amortization of intangible assets	472	720	656
Tax credits	2,914	384	120
Other	1,248	1,671	657
Total deferred tax assets	47,813	47,110	45,198
Valuation allowance	(40,596)	(41,216)	(39,347)
Net deferred tax assets	7,217	5,894	5,851
Deferred tax liabilities:
Deferred revenue	—	(615)	(3,497)
Depreciation	(1,714)	(1,831)	(1,368)
Other	(423)	(1,787)	(41)
Total deferred tax liabilities	(2,137)	(4,233)	(4,906)
Net deferred tax assets	$5,080	$1,661	$945

The deferred tax valuation allowance at December 31 consisted of the following (in thousands):

	2016	2015	2014
Allowance at beginning of year	$(41,216)	$(39,347)	$(35,208)
Benefits obtained (expenses incurred)	620	(1,869)	(4,139)
Adjustment	—	—	—
Allowance at end of year	$(40,596)	$(41,216)	$(39,347)

The valuation allowance relates to deferred taxes that the Company believes do not meet the more-likely-than-not criteria for recording the related benefits.

The Company has U.S. federal net operating losses (NOLs) of approximately $57.5 million, state NOLs of approximately $77.2 million and foreign tax credits of approximately $2.6 million available to offset future U.S. taxable income. The federal and state net operating loss carryforwards expire in varying amounts through 2036 and the foreign tax credits expire between 2024 and 2026. The Company also has Turkey investment tax credits of approximately $0.3 million that do not expire.

Sections 382 and 383 of the Internal Revenue Code of 1986, contain rules that limit the ability of a company that undergoes an “ownership change” to utilize its net operating loss and tax credit carry forwards and certain built-in losses recognized in years after the ownership change. An “ownership change” is generally defined as any change in ownership of more than 50% of a corporation’s stock over a rolling three-year period by stockholders that own (directly or indirectly) 5% or more of the stock of a corporation, or arising from a new issuance of stock by a corporation. If an ownership change occurs, Section 382 generally imposes an annual limitation on the use of pre-ownership change NOLs to offset taxable income earned after the ownership change. The annual limitation is equal to the product of the applicable long-term tax exempt rate and the value of the company’s stock immediately before the ownership change. This annual limitation may be adjusted to reflect any unused annual limitation for prior years and certain recognized built-in gains and losses for the year. In addition, Section 383 generally limits the amount of tax liability in any post-ownership change year that can be reduced by pre-ownership change tax credit carryforwards. In 2008, the Company had an “ownership change” and the pre-ownership change NOLs existing at the date of change of $25.6 million were subject to an annual limitation of $4.3 million. As of December 31, 2016, the pre-ownership change NOLs are no longer limited. Certain of these NOLs may be at risk of limitation in the event of a future ownership change.

The Company recognizes the impact of a tax position in its financial statements if that position is more-likely-than-not to be sustained on audit, based on the technical merits of the position. The Company discloses all unrecognized tax benefits, which includes the reserves recorded for uncertain tax positions on filed tax returns and the unrecognized portion of affirmative claims. The Company’s policy regarding uncertain tax positions is to recognize potential accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2016, the Company has not identified any unrecognized tax benefits.

The Company operates in and files income tax returns in various jurisdictions in China, Mexico, Turkey and the U.S., which are subject to examination by tax authorities. With few exceptions, the Company is no longer subject to income tax examinations for years before 2010.